                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                Amendment No.1

                                      on

                                  FORM 8-K/A

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                December 10, 1996
               -------------------------------------------------
               (Date of Report; Date of Earliest Event Reported)



                                 Softdesk, Inc.
             -----------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                   Delaware
                 --------------------------------------------
                (State or other jurisdiction of incorporation)


        0-23098                                              02-0390273
-----------------------                                  ----------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)




              7 Liberty Hill Road, Henniker, New Hampshire 03242
            ------------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)



                                (603) 428-5000
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)
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                   INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

Amendment of Agreement with Autodesk, Inc.
-----------------------------------------

        As previously reported by Softdesk, Inc. (the "Registrant") in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 1996, the Registrant entered into an Agreement and Plan of Reorganization, dated December 10, 1996 (the "Agreement"), with Autodesk, Inc. ("Autodesk") and a wholly-owned subsidiary of Autodesk ("Sub"). Pursuant to the terms of the Agreement, Sub will be merged with and into the Registrant and the Registrant will become a wholly-owned subsidiary of Autodesk and the stockholders of the Registrant will receive shares of Autodesk common stock.

        On December 19, 1996, Autodesk, Sub and the Registrant entered into an Amendment to the Agreement, providing for, inter alia, an increase in the Exchange Ratio (as defined in the Agreement) to the amount determined by dividing $15.00 by the average of the closing price of Autodesk common stock on the Nasdaq National Market for the five trading days immediately preceding the closing date. A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 2.2.

Item 7. Financial Statements and Exhibits

        See Exhibit Index attached hereto which is incorporated by reference herein.

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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 23, 1996                        SOFTDESK, INC.



                                                By: /s/ David C. Arnold
                                                -------------------------
                                                    David C. Arnold
                                                    Chairman of the Board of
                                                    Directors, President and
                                                    Chief Executive Officer

                                      -3-
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                               INDEX TO EXHIBITS


Exhibit
Number          Exhibit
------          -------
 2.1*           Agreement and Plan of Reorganization by and among the
                Registrant, Autodesk, Inc. and Autodesk Acquisition Corporation, dated December 10, 1996 (For a list of omitted exhibits and schedules, see page iv. of the table of contents to the Agreement and Plan of Reorganization. The Registrant will furnish a copy of any omitted exhibit or schedule to the Commission upon request).

 2.2 Amendment to the Agreement and Plan of Reorganization by and among the Registrant, Autodesk, Inc. and Autodesk Acquisition Corporation, dated December 19, 1996.


_____________________
*  Previously filed.

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